Exhibit 99.2

WARRANT CERTIFICATE

No. 001	Number of Warrants: 26,050,846

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

WARRANT TO PURCHASE SHARES OF COMMON STOCK

ING U.S., INC.

NUMBER OF WARRANTS: 26,050,846 Warrants, each of which is exercisable initially for one share of Common Stock, subject to adjustment as described in the Warrant Agreement dated May 7, 2013 (the “Warrant Agreement”), between ING U.S., Inc. (the “Company”) and Computershare Inc. and Computershare Trust Company, N.A., collectively, as Warrant Agent.

EXERCISE PRICE: Initially, $48.75 per share of Common Stock for which a Warrant is exercisable, subject to adjustment as described in the Warrant Agreement.

FORM OF PAYMENT OF EXERCISE PRICE: Net Share Settlement.

FORM OF SETTLEMENT: Upon exercise of any Warrants represented hereby, the Warrantholder shall be entitled to receive, without any payment therefor, a number of shares of Common Stock equal to the Net Share Amount, together with Cash in lieu of any fractional shares, in each case, as described in the Warrant Agreement.

DATES OF EXERCISE: At any time on or after January 1, 2017, and from time to time, prior to the Close of Business on the Expiration Date, the Warrantholder shall be entitled to exercise all Warrants then represented hereby and outstanding or any portion thereof (which shall not include any fractional Warrants).

PROCEDURE FOR EXERCISE: The Warrants represented by this Warrant Certificate may be exercised by surrendering this Warrant Certificate at the principal office of the Warrant Agent (or successor warrant agent), with the exercise notice set forth on the reverse of this Warrant Certificate duly completed and executed, together with any applicable transfer taxes.

AUTOMATIC EXERCISE: Any unexercised Warrant shall be automatically exercised for the benefit of the Warrantholder (a) on the Expiration Date if a Warrant is not exercised by the Warrantholder prior to the Close of Business on the Expiration Date, or (b) on the relevant Effective Date upon an occurrence of a Cash Designated Event, in each case of (a) and (b) if any shares of Common Stock or Cash in lieu of any fractional shares are deliverable to the Warrantholder as a result of the Net Share Settlement calculation, or in the case of (b) if additional shares of Common Stock are deliverable as a result of a Designated Event, as of the Expiration Date or such Effective Date, as applicable.

ADJUSTMENTS: The Exercise Price and the Number of Shares will be subject to adjustment upon the occurrence of certain events as described in the Warrant Agreement.

DESIGNATED EVENT: If a Designated Event occurs prior to the Expiration Date and a Warrantholder elects to exercise Warrants in connection with such Designated Event, the number of shares to which the Warrantholder is entitled will be increased with respect to such exercised Warrants, as described in the Warrant Agreement.

EXPIRATION DATE: May 7, 2023.

THIS WARRANT CERTIFICATE certifies that ING GROEP N.V, or its registered assigns, is the Warrantholder of the Number of Warrants (the “Warrants”) specified above (such number subject to adjustment from time to time as described in the Warrant Agreement).

In connection with the exercise of any Warrants, (a) the Company shall determine the Net Share Amount for each Warrant, and (b) the Company shall, or shall cause the Warrant Agent to, deliver to the exercising Warrantholder, on the applicable Settlement Date, for each Warrant exercised, a number of shares of Common Stock equal to the relevant Net Share Amount together with Cash in lieu of any fractional shares as described in the Warrant Agreement and, in the case of a Designated Event, such number of additional shares of Common Stock to which the Warrantholder is entitled as a result of an exercise of such Warrant in connection therewith.

Prior to the relevant Exercise Date as described more fully in the Warrant Agreement, Warrants will not entitle the Warrantholder to any of the rights of the holders of shares of Common Stock.

Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

In the event of any inconsistency between the Warrant Agreement and this Warrant Certificate, the Warrant Agreement shall govern.

[Signature page follows]

IN WITNESS WHEREOF, ING U.S., INC. has caused this instrument to be duly executed.

Dated: May 7, 2013

ING U.S., INC.

By:	/s/ Alain M. Karaoglan
	Name:	Alain M. Karaoglan
	Title:	Executive Vice President and Chief Operating Officer

By:	/s/ Ewout L. Steenbergen
	Name:	Ewout L. Steenbergen
	Title:	Executive Vice President and Chief Financial Officer

Attest:

By:	/s/ Harris Oliner

Countersigned as of the date above written:

By:	/s/ Thomas Barbely

(REVERSE OF WARRANT CERTIFICATE)

ING U.S., INC.

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued by the Company pursuant to a Warrant Agreement, dated May 7, 2013 (the “Warrant Agreement”), between ING U.S., Inc. and Computershare Inc. and Computershare Trust Company, N.A., (collectively, the “Warrant Agent”), and are subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions each Warrantholder consents by acceptance of this Warrant Certificate or a beneficial interest therein. Without limiting the foregoing, all capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warrant Agreement. A copy of the Warrant Agreement is on file at the Warrant Agent’s Office.

The Warrant Agreement and the terms of the Warrants are subject to amendment as provided in the Warrant Agreement.

This Warrant Certificate shall be governed by, and interpreted in accordance with, the laws of the State of New York without regard to the conflicts of laws principles thereof.

(FORM OF EXERCISE NOTICE)

Computershare Inc. and Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

Attention: Corporate Actions

The undersigned (the “Registered Warrantholder”) hereby irrevocably exercises                      Warrants (the “Exercised Warrants”) and delivers to you herewith a Warrant Certificate or Warrant Certificates, registered in the Registered Warrantholder’s name, representing a Number of Warrants at least equal to the number of Exercised Warrants.

The Registered Warrantholder hereby directs the Warrant Agent to:

(a) deliver the Net Share Amount for each of the Exercised Warrants as follows:                                                                 ; and

(b) if the number of Exercised Warrants is less than the Number of Warrants represented by the enclosed Warrant Certificates, to deliver a Warrant Certificate representing the unexercised Warrants to:                                                                                  .

Dated:
(Registered Warrantholder)

By:
Authorized Signature
Address:
Telephone:

(FORM OF ASSIGNMENT)

FOR VALUE RECEIVED, the undersigned assigns and transfers the Warrant(s) represented by this Certificate to:

Name, Address and ZIP Code of Assignee

and irrevocably appoints

Name of Agent

as its agent to transfer this Warrant Certificate on the books of the Warrant Agent.

Date:
Name of Transferee

By:
Name:
Title:
(Sign exactly as your name appears on the other side of this Certificate)

NOTICE: The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.